                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 24, 2002



                                  PREVIO, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)



      000-20095                                           95-3825313
(Commission File No.)                          (IRS Employer Identification No.)



            12636 HIGH BLUFF DRIVE, SAN DIEGO, CALIFORNIA 92130-2093
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (858) 793-2800

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On July 15, 2002, Previo, Inc., a Delaware corporation ("Previo"), announced that it entered into an asset purchase agreement with Altiris, Inc., a Delaware corporation ("Altiris"), dated as of July 15, 2002 (the "Asset Purchase Agreement") pursuant to which Altiris agreed to purchase Previo's core technology and related non-cash assets and the stock of Previo's wholly owned subsidiary, Previo Estonia OU (the "Asset Sale").

         Previo's stockholders approved the Asset Sale on September 17, 2002, and the Asset Sale was consummated on September 24, 2002. Previo received a total of $1,000,000 in connection with the Asset Sale, including $500,000 Previo previously received from Altiris pursuant to a license agreement with Altiris, dated as of June 24, 2002 (the "License Agreement").

         The Asset Purchase Agreement and the License Agreement are filed herewith as Exhibits 2.1 and 99.1, respectively, and are incorporated herein in their entirety.

ITEM 5.  OTHER EVENTS

         On September 17, 2002 the stockholders of Previo approved the dissolution and liquidation of Previo. On September 25, 2002, Previo filed a certificate of dissolution with the office of the Secretary of State of the state of Delaware in accordance with the plan of dissolution previously approved by the stockholders.

         Previo's stock transfer books were closed as of the end of trading on September 25, 2002, and it ceased recording transfers of shares of its common stock and issuing shares of its common stock upon the exercise of options to purchase common stock. Previo also voluntarily delisted its common stock from the Nasdaq National Market, effective September 25, 2002. The record date for purposes of determining stockholders that will be eligible to participate in any distributions made by Previo in connection with the dissolution and liquidation of Previo is September 25, 2002. A copy of the press release isssued by Previo is filed herewith as Exhibit 99.2, and is incorporated herein in its entirety.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements.

         Not applicable.

(b)      Pro Forma Financial Information.

UNAUDITED PROFORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

         The following Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2002 and the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended June 30, 2002 and the fiscal year ended September 30, 2001 are based on the historical financial statements of Previo adjusted to give effect to the Asset Sale, which includes the sale of Previo's core technology, related non-cash assets and the common stock of Previo's wholly owned subsidiary, Previo Estonia OU to Altiris, assuming total proceeds of $1.0 million. The Unaudited Pro Forma Condensed Consolidated Financial Information is presented to give effect to the Asset Sale separately from the dissolution of Previo. The Unaudited Pro Forma Condensed Consolidated Balance Sheet has been prepared assuming the Asset Sale occurred as of June 30, 2002 and the Unaudited Pro Forma Condensed Consolidated Statements of Operations have been prepared assuming the Asset Sale occurred as of October 1, 2000.

         The Unaudited Pro Forma Condensed Consolidated Financial Information is presented to provide an illustration of Previo's operations after the Asset Sale, which would no longer consist of efforts to develop, sell or market products relating to Previo's core technology, as Previo will not own the rights to the core technology after the Asset Sale. As such, Previo's operations on a pro forma basis consist of general and administrative activities required to conduct the daily operations of the remaining business. The Unaudited Pro Forma Condensed Consolidated Financial Information is not intended to present the financial information on a liquidation basis.

         The Unaudited Pro Forma Condensed Consolidated Financial Information does not purport to present what Previo's results of operations or financial position would have been had the disposition occurred as of the beginning of the respective periods or June 30, 2002, as the case may be, or to project Previo's results of operations or financial position for any future period or date, nor does it give effect to any matters other than those described in the notes thereto. The Unaudited Pro Forma Condensed Consolidated Financial Information should be read in conjunction with Previo's Consolidated Financial Statements and the notes thereto included in Previo's annual report on Form 10-K for the fiscal year ended September 30, 2001 and Previo's quarterly reports on Form 10-Q for the periods ended December 31, 2001, March 31, 2002 and June 30, 2002.


                                       PREVIO, INC.
                 UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                       JUNE 30, 2002
                                      (IN THOUSANDS)


                                          As reported      Adjustments        Pro forma
                                          -----------      -----------        ---------
Current assets
  Cash and cash equivalents                 $  9,731         $  1,000   (a)   $ 10,731
  Marketable securities                        6,483               --            6,483
  Accounts receivable                             91               --               91
  Income taxes receivable                      2,593               --            2,593
  Prepaid expenses                               211               --              211
                                            ---------        ---------        ---------

         Total current assets                 19,109            1,000           20,109


Property and equipment, net                      345             (328)  (b)         17
Other assets                                     242             (218)  (b)         24
                                            ---------        ---------        ---------

       Total assets                         $ 19,696         $    454         $ 20,150
                                            =========        =========        =========

Current liabilities
  Accounts payable                          $    235         $     --         $    235
  Deferred revenue                               343             (343)  (b)         --
  Accrued expenses and other current
      liabilities                              1,822              (24)  (b)      1,798
                                            ---------        ---------        ---------
           Total current liabilities           2,400             (367)           2,033
                                            ---------        ---------        ---------

Stockholders' equity
  Common stock at par value                        9                                 9
  Additional paid in capital                  80,302                            80,302
  Treasury stock                             (41,347)                           41,347)
  Cumulative translation adjustment              (48)                              (48)
  Accumulated deficit                        (21,620)             821   (c)    (20,799)
                                            ---------        ---------        ---------

      Total stockholders' equity              17,296              821           18,117
                                            ---------        ---------        ---------

                                            $ 19,696         $    454         $ 20,150
                                            =========        =========        =========

      See accompanying notes to unaudited pro forma condensed consolidated financial information


                                       PREVIO, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          FOR THE NINE MONTHS ENDED JUNE 30, 2002
                          (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
                                            As reported      Adjustments      Pro forma
                                            -----------      -----------      ---------

Revenues                                       $ 2,056         $(2,056)  (d)   $    --
Cost of revenues                                   584            (584)  (d)        --
                                               --------        --------        --------
Gross margin                                     1,472          (1,472)             --
                                               --------        --------        --------

Operating expenses:

Research and development                         1,357          (1,357)  (d)        --
Sales and marketing                              2,189          (2,189)  (d)        --
General and administrative                       1,635            (346)  (e)     1,289
Restructuring                                    2,545          (2,545)  (f)        --
                                               --------        --------        --------
Total operating expenses                         7,726          (6,437)          1,289
                                               --------        --------        --------


Operating loss                                  (6,254)          4,965          (1,289)
Interest and other income                          878            (587)  (g)       291
                                               --------        --------        --------


Loss before income taxes                        (5,376)          4,378            (998)
Benefit from income taxes                       (2,810)             --   (h)    (2,810)
                                               --------        --------        --------

Net income/(loss)                              $(2,566)        $ 4,378         $ 1,812
                                               ========        ========        ========

Income/(loss) per common share, basic          $ (0.37)                        $  0.26
Income/(loss) per common share, diluted                                        $  0.26


Weighted average common shares, basic            6,886                           6,886
Weighted average common shares, diluted                                          6,889

      See accompanying notes to unaudited pro forma condensed consolidated financial information


                                       PREVIO, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                           FOR THE YEAR ENDED SEPTEMBER 30, 2001
                          (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                As reported     Adjustments        Pro forma
                                                -----------     -----------        ---------
Revenues                                         $  6,273         $ (6,273)   (d)  $     --
Cost of revenues                                      732             (732)   (d)        --
                                                 ---------        ---------        ---------
Gross margin                                        5,541           (5,541)              --
                                                 ---------        ---------        ---------

Operating expenses:

Research and development                            3,705           (3,705)   (d)        --
Sales and marketing                                 8,049           (8,049)   (d)        --
General and administrative                          2,797             (947)   (e)     1,850
Restructuring                                         930             (930)   (f)        --
                                                 ---------        ---------        ---------
Total operating expenses                           15,481          (13,631)           1,850
                                                 ---------        ---------        ---------


Operating loss                                     (9,940)           8,090           (1,850)
Interest and other income                           1,279               --            1,279
                                                 ---------        ---------        ---------

Loss before income taxes                           (8,661)           8,090             (571)
Benefit from income taxes                            (370)              --    (h)      (370)
                                                 ---------        ---------        ---------

Net loss                                         $ (8,291)        $  8,090         $   (201)
                                                 =========        =========        =========

Loss per common share, basic and diluted         $  (1.21)              --         $  (0.03)

Weighted average common shares, basic and
diluted                                             6,855               --            6,855

      See accompanying notes to unaudited pro forma condensed consolidated financial information

    Notes to Unaudited Condensed Consolidated Pro Forma Financial Information

The Unaudited Pro Forma Condensed Consolidated Balance Sheet gives effect to the Asset Sale as if it occurred as of June 30, 2002. The Unaudited Pro Forma Condensed Consolidated Statements of Operations give retroactive effect to the Asset Sale as if it had occurred as of October 1, 2000. The Unaudited Pro Forma Condensed Consolidated Financial Information is presented to provide an illustration of Previo's operations after the Asset Sale, which would no longer consist of efforts to develop, sell or market products related to Previo's core technology, as Previo will not own the rights to the technology after the Asset Sale. As such, Previo's operations on a pro forma basis consist of general and administrative activities required to conduct the daily operations of the remaining business.

(a) Reflects the expected proceeds of $1.0 million from the Asset Sale, which includes $0.5 million received in July pursuant to a license agreement Previo entered into with Altiris on June 24, 2002.

(b) Reflects the reduction in net assets related to those net assets directly sold in the Asset Sale.

(c)      Reflects the gain recognized as a result of the Asset Sale.

(d) Reflects the reduction of revenues and related expenses as a result of the sale of Previo's core technology.

(e) Reflects the reduction of general and administrative expenses that support the Previo's efforts to develop, sell and market products related to its core technology, such that general and administrative expenses on a pro forma basis reflect only those costs required to maintain the daily operations of the remaining business.

(f) Reflects the reduction of restructuring charges related to plans executed in the historical periods. These charges are one-time events that are not reflective of the on-going operations of Previo, and are therefore excluded.

(g) Reflects the reduction of other income as such income was generated by favorable legal settlements related to Previo's core technology.

(h) The pro forma adjustments have no tax effect as Previo records a full valuation allowance against its deferred tax assets. The reported tax benefits relate to tax refunds receivable, principally generated by net operating loss carrybacks.


(c)      Exhibits

                  2.1 Asset Purchase Agreement (incorporated by reference to
                  Exhibit 99.1 of Previo's Current Report on Form 8-K filed on July 19, 2002)

                  99.1 License Agreement (incorporated by reference to Exhibit
                  99.2 of Previo's Current Report on Form 8-K filed on July 19,
                  2002)

                  99.2 Press Release dated September 25, 2002

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           PREVIO, INC.


Dated:  September 26, 2002                 By: /s/ Clifford Flowers
                                              ----------------------------------
                                              Clifford Flowers
                                              President, Chief Financial Officer
                                              and Secretary

                                  EXHIBIT INDEX
                  Exhibits

                  2.1 Asset Purchase Agreement (incorporated by reference to
                  Exhibit 99.1 of Previo's Current Report on Form 8-K filed on July 19, 2002)

                  99.1 License Agreement (incorporated by reference to Exhibit
                  99.2 of Previo's Current Report on Form 8-K filed on July 19,
                  2002)

                  99.2 Press Release dated September 25, 2002